                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           -------------------------

                                    FORM 8-K

                           -------------------------


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  October 27, 1997
                                                --------------------------------



                          INFORMATION RESOURCES, INC.
--------------------------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


                                   Delaware
                ----------------------------------------------
                (State or other jurisdiction of incorporation)


             0-11428                                 36-2947987
--------------------------------------------------------------------------------
     (Commission File Number)           (I.R.S. Employer Identification No.)


            150 North Clinton Street, Chicago, Illinois 60661-1416
            ------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code      (312) 726-1221
                                                  ------------------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

     On October 27, 1997, Information Resources, Inc. (the "Company") issued a press release announcing, among other things, that it has amended and restated its Rights Agreement with Harris Trust and Savings Bank, as rights agent. The amendments extend the term of the Rights Agreement to October 2007, reduce the ownership threshold at which the rights become exercisable from 20% to 15%, and add an exchange feature that permits the Board of Directors to exchange the rights, once they become exercisable, for shares of the Company's common stock at a specified exchange ratio. Certain additional technical changes were also made.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              INFORMATION RESOURCES, INC.

Date: October 27, 1997        By: /s/ Gary M. Hill
                                 ---------------------------------------
                                      Gary M. Hill
                                      Executive Vice President - Finance
                                      Chief Financial Officer